SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              16-Jun-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   16-Jun-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
		    filed with the Commission, the Monthly Report dated
 			   16-Jun-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated             16-Jun-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   16-Jun-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    395,099,998      5,019,904
      A-2        213,560,000    213,194,841      3,860,525
      A-IO       60,000,000     58,792,000           0
    A-IO-INV     730,000,000    699,000,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0             55               0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    733,364,840      8,880,429


      Rate           Int
    1.69000%       593,528
    1.69000%       320,266
    4.00000%       195,973
    0.03000%       18,640
    2.21000%       86,711
    3.21000%       115,446
    3.56000%       34,920
    5.16000%       84,395
    5.81000%       56,989
      N/A          55,003
    0.00000%          0
    0.00000%          0
    3.50000%       186,667
    1.31000%      1,561,870


     Class           Loss        Total Dist
      A-1            N/A         5,613,432
      A-2            N/A         4,180,791
      A-IO           N/A          195,973
    A-IO-INV         N/A          18,640
      M-1            0.00         86,711
      M-2            0.00         115,446
      M-3            0.00         34,920
      M-4            0.00         84,395
      M-5            0.00         56,989
       P             0.00         55,003
       X             N/A             0
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       10,442,299



   Int Short       End Bal
       0         390,080,095
       0         209,334,316
       0         57,592,000
       0         669,400,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0          2,673,949
       0              0
       0         64,000,000
       0         724,484,411



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      12.64459
      A-2         04541GDQ2      18.07700
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.49503       14.13963
    1.49965       19.57666
    3.26622        3.26622
    0.02553        0.02553
    1.96444        1.96444
    2.85333        2.85333
    3.16444        3.16444
    4.58667        4.58667
    5.16444        5.16444
 550028.60000   550028.60000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       982.56951
      A-2          0.00000       980.21313
      A-IO         0.00000       959.86667
    A-IO-INV       0.00000       916.98630
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Bal     476,502,065     256,862,829      733,364,894
     Scheduled Prin   371,124         213,503          584,627
     Prep(Incl curt)3,137,288       2,484,619        5,621,908
     Net Liq Proc           0               0                0
     Loan Purch.            0               0                0
     Total Prin     3,508,412       2,698,122        6,206,534
     Net Realized losses    0               0                0
Ending Balance    472,993,653     254,164,707      727,158,360
Ending Count            3,154           1,401            4,555

Aggregate End Coll Bal                             727,158,360

Ending Overcollateralization Amount                  2,673,949

Number of Liquidated Loans                                   0

Interest Distributions:
Sched Int-Net Serv  2,838,916       1,542,937        4,381,852
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
                    2,838,916       1,542,937        4,381,852

Servicing Fee                                          305,569

Advances
Curr Agg Adv as of determ. date                      3692057.39
Out. Agg. Adv as of end of prior calendar month       576563.36

Has Fairbanks failed the Termination Test     NO
Delinquency Information
               GROUP 1                         GROUP 2
                Count     Balance           Count            Balance
30-59 days delin  90         12,494,252       29          4198567.42
60-89 days delin  10          1,389,994       10          1586734.56
90 + days delinq   0              0            1             49494.2
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                            TOTAL
                    Count         Balance
30-59 days delin           119     16692819.31
60-89 days delin            20      2976728.87
90 + days delinq             1         49494.2
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    3,154       472,993,653
Foreclosure           8          1,225,599
Bankruptcy            4           623,129
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,401     254,164,707
Foreclosure                  2       844173.83
Bankruptcy                   3       403509.11
REO                          0               0       0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,555     727,158,360
Foreclosure                 10      2069772.75
Bankruptcy                   7       1026638.4
REO                          0               0       0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected            9
Prin. Bal. of Loans for which Prep. Prem. Were Coll  1,738,020
Curr. amt of Prep. Prems                                55,003

Real. Losses incurred during the related Due Per             0
Cum. Real. Losses since Startup Day                          0

Weighted Avg Term to Mat. of Mortg. Loans                  349
Weighted Avg. Gross Coup. of Mortg. Loans             7.66999%
Weighted Avg. Net Coupon of Mortg. Loans              7.16999%

Agg. Num. of Mortg. Loans in the pool                    4,555

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 17.199845%

O/C Increase Amount                                  2,673,894

O/C Release Amt                                              0

O/C Deficiency Amt                                  11,670,443

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,673,894

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee